UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 1, 2018

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On November 1, 2018, Hercules Capital, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended September 30, 2018 and that it had declared a dividend as well as a supplemental dividend. The text of the press release is included as an exhibit to this Form 8-K.

This information disclosed under this Item 2.02 including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On November 1, 2018, the Company announced that its Board of Directors has declared a quarterly dividend of $0.31 per share and a supplemental dividend of $0.02 per share, payable in such amounts and on such dates to stockholders of record, as set forth below. The texts of the press releases are included as an exhibit to this Form 8-K.

Quarterly Dividend Payable in November 2018
Ex-Dividend Date	Record Date	Payment Date	Amount Per Share
November 8, 2018	November 12, 2018	November 19, 2018	$0.31

Supplemental Dividend Payable in November 2018

November 8, 2018	November 12, 2018	November 19, 2018	$0.02

On November 1, 2018, the Company announced that Hercules Capital Funding Trust 2018-1, a newly-formed wholly owned subsidiary of Hercules, has issued $200.0 million of class A notes (the “Notes”) rated A(sf) by Kroll Bond Rating Agency, Inc. backed by approximately $286.0 million of senior secured loans. Guggenheim Securities, LLC acted as arranger of the Notes, and Hercules is the sponsor, originator and servicer for the transaction. The Notes bear interest at a fixed rate of 4.605%. The Notes have a stated maturity date of November 22, 2027 and an expected weighted average life of 3.45 years. The text of the press release is included as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document
99.1	Press Release, dated November 1, 2018.
99.2	Press Release, dated November 1, 2018
99.3	Press Release, dated November 1, 2018
99.4	Press Release, dated November 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.
November 1, 2018
	By:	/s/ Melanie Grace
Melanie Grace
General Counsel and Secretary